                           GEOSTRAT RESOURCES, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
           THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK

NUMBER                                          SHARES

COMMON STOCK PAR VALUE $0.01               CUSIP 37364V 10 3

THIS IS TO CERTIFY that





is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES, $0.01 PAR VALUE, OF COMMON STOCK OF

GeoStrat Resources, Inc. (hereinafter called the "Corporation"),transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and to all amendments thereto, copies of which are on file in the office of the Transfer Agent, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

[Seal of
GeoStrat Resources, Inc.
appears here]

Secretary                                          President

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY,
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:
     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants in common
     UNIF GIFT MIN ACT --            Custodian
                          ----------           ----------
                            (Cust)               (Minor)

                           under Uniform Gifts to Minors
                           Act
                              ---------------------
                                     (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED                      hereby sell, assign and transfer unto
                   --------------------

PLEASE INSERT SOCIAL
SECURITY OR OTHER
IDENTIFYING NUMBER
OF ASSIGNEE



- --------------------------------------------------------------------------------
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

- --------------------------------------------------------------------------------

                                                                          Shares
- --------------------------------------------------------------------------------

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney,
- --------------------------------------------------------------------------------

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated,
      ----------------------------

                                            X
                                              ---------------------------------
                                              NOTICE: The Signature to this
                                              Assignment must correspond with
                                              the name as written upon the face
                                              of the Certificate, in every
                                              particular, without alteration or
                                              enlargement, or any change
                                              whatever.


Signature(s) Guaranteed:

- --------------------------------------
The Signature(s) should be guaranteed
by an eligible guarantor institution
(Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions with
membership in an approved signature
guarantee medallion program), pursuant
to S.E.C. Rule 17Ad-15.